UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      March 28, 2012

Morgan Stanley Capital I Trust 2012-C4

(Exact name of issuing entity)

Morgan Stanley Capital I Inc.

(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association

(Exact names of sponsors as specified in their charters)

Delaware	333-167764-02	13-3291626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On March 28, 2012, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2012 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Bank of America, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pacific Life Insurance Company, as trust advisor, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator and authenticating agent, of Morgan Stanley Capital I Trust 2012-C4 Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (the “Certificates”).  The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-S Certificates (collectively, the “Publicly Offered Certificates”) were sold to Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated March 9, 2012, between the Registrant and the Underwriters.

On March 28, 2012, the Class X-A, Class X-B, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Privately Offered Certificates”) were sold to Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated March 9, 2012, between the Registrant and the Initial Purchasers.  The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in Morgan Stanley Capital I Trust 2012-C4, a common law trust fund formed on March 28, 2012 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets are thirty-eight (38) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on seventy-seven (77) multifamily and commercial properties.  The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC and Bank of America, National Association.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, dated March 28, 2012.

8.1	Tax Opinion of Sidley Austin LLP, dated March 28, 2012 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ James Chung
	Name:	James Chung
	Title:	Vice President

Date: March 28, 2012

EXHIBIT INDEX

Exhibit Number	Description

5.1 8.1 23.1
Legality Opinion of Sidley Austin LLP, dated March 28, 2012.

Tax Opinion of Sidley Austin LLP, dated March 28, 2012 (included as part of Exhibit 5.1).

Consent of Sidley Austin LLP (included as part of Exhibit 5.1).